UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Indivior Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! INDIVIOR PHARMACEUTICALS, INC. 10710 MIDLOTHIAN TURNPIKE, SUITE 125 NORTH CHESTERFIELD, VA 23235 INDIVIOR PHARMACEUTICALS, INC. 2026 Annual Meeting Vote by May 12, 2026 11:59 PM ET You invested in INDIVIOR PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 13, 2026. Vote Virtually at the Meeting* May 13, 2026 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/INDV2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V88256-P50034 Get informed before you vote View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V88257-P50034 1. Election of Directors Nominees: 1a. Dr. David Wheadon For 1b. Joe Ciaffoni For 1c. Dr. Keith Humphreys For 1d. Tony Kingsley For 1e. Daniel Ninivaggi For 1f. Barbara Ryan For 1g. Mark Stejbach For 1h. Juliet Thompson For 2. To approve, on an advisory basis, the compensation of our named executive officers. For 3. To indicate, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of our named executive officers. 1 Year 4. To ratify the appointment of PricewaterhouseCoopers LLP (US) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.